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                                                                                                     Exhibit   19.1
                                       STATEMENT TO MARINE CERTIFICATEHOLDERS
                                        NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  September  30, 1997 among NationsCredit
Securitization  Corporation  (as  "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company  (as  "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding  distribution to Marine Certificateholders and the performance of the Trust. The information with respect to  the  applicable  Distribution  Date  is  set  forth  below.


Month                                                                                                Jan-99
Collection Period                                                                                           1/1/99
Determination Date                                                                                         2/10/99
Deposit Date                                                                                               2/12/99
Distribution Date                                                                                          2/16/99

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection Period (Record Date)  80,090,126.35
            Marine Certificate Factor                                                                   66.2977319%
            Marine Ending Certificate Balance (per $1,000 certificate)                                      662.98
            Liquidation Proceeds                                                                         79,939.50
            Purchase Amounts                                                                                  0.00

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                          3.59
            Carry-Over Monthly Interest Payment                                                               0.00
            Total Marine Interest Payment                                                                     3.59

            Marine Principal Payments:
            Monthly Marine Principal Payment                                                                 14.53
            Carry-Over Monthly Marine Principal Payment                                                       0.00
            Total Marine Principal Payment                                                                   14.53

            Marine Servicing Fee:
            Marine Servicing Fee                                                                              0.42
            Carry-Over Monthly Marine Servicing Fee                                                           0.44
            Total Marine Servicing Fee                                                                        0.86
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

                                       STATEMENT TO RV CERTIFICATEHOLDERS
                                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as of September 30, 1997 among NationsCredit
Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company  (as  "Trustee"  and  "Collateral  Agent"), the Servicer is required to prepare certain information each month  regarding  distribution  to  RV Certificateholders and the performance of the Trust. The information with respect  to  the  applicable  Distribution  Date  is  set  forth  below.


Month                                                                                             Jan-99
Collection Period                                                                                        1/1/99
Determination Date                                                                                      2/10/99
Deposit Date                                                                                            2/12/99
Distribution Date                                                                                       2/16/99

RV POOL BALANCE
            RV Pool Balance on the close of the last day of t he Collection Period (Record Date)  30,614,460.45
            RV Certificate Factor                                                                    63.2706192%
            RV Ending Certificate Balance (per $1,000 certificate)                                       632.71
            Liquidation Proceeds                                                                      28,469.67
            Purchase Amounts                                                                               0.00

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE) RV
            Interest Payments:
            Monthly RV Interest Payment                                                                    3.38
            Carry-Over Monthly RV Interest Payment                                                         0.00
            Total RV Interest Payment                                                                      3.38

            RV Principal Payments:
            Monthly RV Principal Payment                                                                  15.75
            Carry-Over Monthly RV Principal Payment                                                        0.00
            Total RV Principal Payment                                                                    15.75

            RV Servicing Fee:
            RV Servicing Fee                                                                               0.41
            Carry-Over Monthly RV Servicing Fee                                                            0.74
            Total RV Servicing Fee                                                                         1.14
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

                                             MONTHLY MARINE SERVICERS CERTIFICATE
                                             NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement, dated as of September 30, 1997 among NationsCredit Securitization
Corporation  (as  "Depositor"),  NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee"
and  "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine
Certificateholders  and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth  below.


Month                                                                                                         Jan-99
Collection Period                                                                                                   1-Jan-99
Determination Date                                                                                                 10-Feb-99
Deposit Date                                                                                                       12-Feb-99
Distribution Date                                                                                                  16-Feb-99

MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last day of the preceding Collection Period           81,845,983.29
                 Marine Principal Collections                                                                   1,549,265.20
                 Purchase Amounts with respect to Marine Receivables allocable to Principal                             0.00
                 Defaulted Marine Receivables                                                                     206,591.74
                 Marine Pool Balance on the close of the last day of the Collection Period                     80,090,126.35

                 Original Marine Pool Balance                                                                 120,803,719.92

                 Marine Pool Factor                                                                               66.2977319%

                 Preference Amounts with respect to Marine Receivables                                                     -

                 Marine Pass-Through Rate                                                                             6.3500%
                 Marine Servicing Fee Rate                                                                            0.7500%

MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest                                                         802,295.80
                 Purchase Amounts with respect to Marine Receivables allocable to interest                              0.00
                 Liquidation Proceeds with respect to Marine Receivables                                           79,939.50
                 Marine Collections allocable to principal                                                      1,549,265.20
                 Purchase Amounts with respect to Marine Receivables allocable to principal                             0.00
                 Other Marine Available Funds                                                                           0.00
                 Total Marine Available Funds                                                                   2,431,500.50

MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment                                                                  433,101.66
                 Carry-Over Monthly Marine Interest                                                                     0.00
                 Total                                                                                            433,101.66

MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment                                                               1,755,856.94
                 Carry-Over Monthly Marine Principal                                                                    0.00
                 Total                                                                                          1,755,856.94

MARINE SERVICING FEE
                 Servicing Marine Fee                                                                              51,153.74
                 Carry-Over Monthly Marine Servicing Fee                                                           52,623.07
                 Total                                                                                            103,776.81

MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates               0.00
                 Marine Reserve Account Cross Collateral Withdrawal Amounts                                             0.00
                 Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                   0.00
                 Total Owed to Reimburse Marine Cross Collateral Withdrawal Account                                     0.00

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                 Marine Available Funds                                                                         2,431,500.50
                 Marine Reserve Account Withdrawal Deposit                                                              0.00
                 RV Reserve Account Cross Collateral Withdrawal Amount                                                  0.00
                 Surety Bond Drawing Deposit                                                                            0.00
                Total Deposit to the Marine Certificate Account                                                 2,431,500.50

DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
               Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest                         433,101.66
               Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal                     1,755,856.94
               Marine Servicing Fee and any Carry-Over Marine Servicing Fee                                       103,776.81
               Distributions to the Surety Bond Provider                                                           16,662.17
               Shortfall in RV Certificate Account                                                                      0.00
               Distributions to meet shortfall in RV Certificate Account                                                0.00
               Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                         0.00
               Distribution to the Marine Reserve Account                                                               0.00
               Distribution to the RV Reserve Account                                                                   0.00
               Distributions to the Depositor                                                                     122,102.92

              Carry-Over Monthly Marine Interest to the next Distribution Date                                          0.00
              Carry-Over Monthly Marine Principal to the next Distributions Date                                        0.00
              Carry-Over Monthly Marine Servicing Fee to the next Distribution Date                                     0.00

MARINE  RESERVE ACCOUNT

               Marine Reserve Account Balance as of the end of the preceding Collection Period                  2,455,379.50
               Earnings from investments on the Marine Reserve Account                                             10,023.16
               Marine Reserve Account Withdrawals                                                                       0.00
               Marine Reserve Account Cross Collateral Withdrawal Amounts                                               0.00
               Deposits to the Marine Reserve Account                                                                   0.00
               Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts                              0.00
               Deposits to Marine Reserve Account from RV Available Funds                                               0.00
               Marine Reserve Account Balance                                                                   2,465,402.66
               Distributions of any excess amounts on deposit in the Marine Reserve Account                        62,698.87
               Ending Marine Reserve Account Balance                                                            2,402,703.79

              Marine Reserve Account Balance as a % of the Marine Pool Balance                                        3.0000%
              Specified Marine Reserve Account Requirement                                                      2,402,703.79
             Amount needed to fully fund Marine Reserve Account                                                         0.00

SURETY BOND
            Outstanding Reimbursement Obligations at the end of the preceding Collection Period                     8,419.69
            Preference Amounts                                                                                          0.00
            Surety Bond Drawing Amount                                                                                  0.00
            Surety Bond Fee                                                                                         8,184.60
            Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period            57.89
            Amount Owed to Surety Bond Provider                                                                    16,662.17
            Distributions made to the Surety Bond Provider                                                         16,662.17
            Remaining Amounts Owed to the Surety Bond Provider                                                          0.00

NET CREDIT LOSS RATIO
            Net Credit Losses                                                                                     126,652.24
            Average Net Credit Loss Ratio - Annualized                                                                  3.18%

DELINQUENCY ANALYSIS
            Number of Loans
            30 to 59 days past due                                                                                    253.00
            60 to 89 days past due                                                                                     59.00
            90 or more days past due                                                                                   43.00
           Total                                                                                                      355.00

           Principal Balance
           30 to 59 days past due                                                                               2,338,284.36
           60 to 89 days past due                                                                                 487,585.42
          90 or more days past due                                                                                403,046.03
          Total                                                                                                 3,228,915.81

          Delinquency Ratio - 60+ Day Delinquent Accounts
          For the current Collection Period                                                                           1.1120%
          For the preceding Collection Period                                                                         0.9772%
          For the second preceding Collection Period                                                                  1.4324%
          For the third preceding Collection Period                                                                   1.0757%
         Average 3 month 60 Day + Delinquency Ratio                                                                   1.1739%
         Average 4 month 60 Day + Delinquency Ratio                                                                   1.1493%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month                           126,981.25
          Number of Contracts where Repossession Occurred in the Current Month                                         15.00


WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
           Weighted Average Coupon                                                                                   11.4152%
           Weighted Average Original Term (months)                                                                    128.71
           Weighted Average Remaining Term (months)                                                                    92.44
           Number of Outstanding Accounts-End of Period                                                             7,921.00


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds in the Collection Account                                                             2,431,500.50
          Servicing Fee                                                                                           103,776.81
          Wire Funds to the Surety Bond Provider                                                                   16,662.17
          Net Deposit From Collection Account to the Certificate Account                                        2,311,061.52
          Reserve Account deposit to Certificate Account                                                                0.00
          RV Reserve Account Cross Collateral Amount                                                                    0.00
          Surety Bond deposit to Certificate Account                                                                    0.00
          Total Deposit to the Certificate Account                                                              2,311,061.52
          Wire Funds to the Marine Certificateholders - Interest Amounts                                          433,101.66
          Wire Funds to the Marine Certificateholders - Principal Amounts                                       1,755,856.94
          Deposit Funds into the Marine Reserve Account                                                                 0.00
          Deposit Funds into the RV Reserve Account                                                                     0.00
          Wire Funds to NationsCredit                                                                             122,102.92

Approved  by:                 /s/  SUZANNE  CASTLEBERRY  -----------------------------------  Authorized  Signer

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                                              MONTHLY RV SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization
Corporation  (as  "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee"
and  "Collateral  Agent"),  the  Servicer is required to prepare certain information each month regarding distribution to RV
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth  below.


Month                                                                                                         Jan-99
Collection Period                                                                                                  1-Jan-99
Determination Date                                                                                                10-Feb-99
Deposit Date                                                                                                      12-Feb-99
Distribution Date                                                                                                 16-Feb-99

RV POOL BALANCE
                  RV Pool Balance on the close of the last day of the preceding Collection Period             31,376,632.25
                  RV Principal Collections                                                                       706,359.05
                  Purchase Amounts with respect to RV Receivables allocable to Principal                               0.00
                  Defaulted RV Receivables                                                                        55,812.75
                  RV Pool Balance on the close of the last day of the Collection Period                       30,614,460.45

                  Original RV Pool Balance                                                                    48,386,535.24

                  RV Pool Factor                                                                                 63.2706192%

                  Preference Amounts with respect to RV Receivables                                                       -

                  RV Pass-Through Rate                                                                               6.2500%
                  RV Servicing Fee Rate                                                                              0.7500%

RV AVAILABLE FUNDS
                  RV Collections allocable to interest                                                           304,601.16
                  Purchase Amounts with respect to RV Receivables allocable to interest                                0.00
                  Liquidation Proceeds with respect to RV Receivables                                             28,469.67
                  RV Collections allocable to principal                                                          706,359.05
                  Purchase Amounts with respect to RV Receivables allocable to principal                               0.00
                  Other RV Available Funds                                                                             0.00
                  Total RV Available Funds                                                                     1,039,429.88

RV INTEREST PAYMENT
                  Monthly RV Interest Payment                                                                    163,419.96
                  Carry-Over Monthly RV Interest                                                                       0.00
                  Total                                                                                          163,419.96

RV PRINCIPAL PAYMENT
                  Monthly RV Principal Payment                                                                   762,171.80
                  Carry-Over Monthly RV Principal                                                                      0.00
                  Total                                                                                          762,171.80

RV SERVICING FEE
                  RV Servicing Fee                                                                                19,610.40
                  Carry-Over Monthly RV Servicing Fee                                                             35,735.28
                  Total                                                                                           55,345.68

RV RESERVE ACCOUNT CROSS SUPPORT
                  RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                 0.00
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                               0.00
                  Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                     0.00
                  Total Owed to Reimburse RV Cross Collateral Withdrawal Account                                       0.00


DEPOSIT TO RV CERTIFICATE ACCOUNT
                  RV Available Funds                                                                           1,039,429.88
                  RV Reserve Account Withdrawal Deposit                                                                0.00
                  Marine Reserve Account Cross Collateral Withdrawal Amount                                            0.00
                  Surety Bond Drawing Deposit                                                                          0.00
                  Total Deposit to the RV Certificate Account                                                  1,039,429.88

DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any Carry-Over Monthly RV Interest                             163,419.96
                  Monthly RV Principal Payment and any Carry-Over Monthly RV Principal                           762,171.80
                  RV Servicing Fee and any Carry-Over RV Servicing Fee                                            55,345.68
                  Distributions to the Surety Bond Provider                                                       10,399.84
                  Shortfall in Marine Certificate Account                                                              0.00
                  Distribution to meet shortfall in Marine Certificate Account                                         0.00
                  Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                 0.00
                  Distributions to the RV Reserve Account                                                              0.00
                  Distribution to the Marine Reserve Account                                                           0.00
                  Distributions to the Depositor                                                                  48,092.61

                  Carry-Over Monthly RV Interest to the next Distribution Date                                         0.00
                  Carry-Over Monthly RV Principal to the next Distributions Date                                       0.00
                  Carry-Over Monthly RV Servicing Fee to the next Distribution Date                                    0.00

RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end of the preceding Collection Period                  1,725,714.77
                  Earnings from investments on the RV Reserve Account                                              7,076.12
                  RV Reserve Account Withdrawals                                                                       0.00
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                               0.00
                  Deposits to the RV Reserve Account                                                                   0.00
                  Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts                              0.00
                  Deposits to RV Reserve Account from Marine Available Funds                                           0.00
                  RV Reserve Account Balance                                                                   1,732,790.89
                  Distributions of any excess amounts on deposit in the RV Reserve Account                        48,995.57
                  Ending RV Reserve Account Balance                                                            1,683,795.32

                  RV Reserve Account Balance as a % of the RV Pool Balance                                           5.5000%
                  Specified RV Reserve Account Requirement                                                     1,683,795.32
                  Amount needed to fully fund RV Reserve Account                                                       0.00

SURETY BOND
            Outstanding Reimbursement Obligations at the end of the preceding Collection Period                    7,212.59
            Preference Amounts                                                                                         0.00
            Surety Bond Drawing Amount                                                                                 0.00
            Surety Bond Fee                                                                                        3,137.66
            Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period           49.59
            Amount Owed to Surety Bond Provider                                                                   10,399.84
            Distributions made to the Surety Bond Provider                                                        10,399.84
            Remaining Amounts Owed to the Surety Bond Provider                                                         0.00

NET CREDIT LOSS RATIO
                  Net Credit Losses                                                                               27,343.08
                  Average Net Credit Loss Ratio                                                                        3.72%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                              54.00
                  60 to 89 days past due                                                                              20.00
                  90 or more days past due                                                                            14.00
                  Total                                                                                               88.00

                  Principal Balance
                  30 to 59 days past due                                                                         586,928.14
                  60 to 89 days past due                                                                         274,316.45
                  90 or more days past due                                                                       141,556.54
                  Total                                                                                        1,002,801.13

                  60 Day + Delinquency Ratio
                  For the current Collection Period                                                                  1.3584%
                  For the preceding Collection Period                                                                0.8271%
                  For the second preceding Collection Period                                                         1.7970%
                  For the third preceding Collection Period                                                          1.3813%
                  Average 3 month 60 Day + Delinquency Ratio                                                         1.3275%
                  Average 4 month 60 Day + Delinquency Ratio                                                         1.3410%


REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                   38,335.65
                  Number of Contracts where Repossession Occurred in the Current Month                                 5.00


WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
                  Weighted Average Coupon                                                                           11.4183%
                  Weighted Average Original Term (months)                                                            140.99
                  Weighted Average Remaining Term (months)                                                            87.43
                  Number of Outstanding Accounts-End of Period                                                     2,630.00


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds in the Collection Account                                                            1,039,429.88
          Servicing Fee                                                                                           55,345.68
          Wire Funds to the Surety Bond Provider                                                                  10,399.84
          Net Deposit From Collection Account to the Certificate Account                                         973,684.37
          Reserve Account deposit to Certificate Account                                                               0.00
          RV Reserve Account Cross Collateral Amount                                                                   0.00
          Surety Bond deposit to Certificate Account                                                                   0.00
          Total Deposit to the Certificate Account                                                               973,684.37
          Wire Funds to the Marine Certificateholders - Interest Amounts                                         163,419.96
          Wire Funds to the Marine Certificateholders - Principal Amounts                                        762,171.80
          Deposit Funds into the Marine Reserve Account                                                                0.00
          Deposit Funds into the RV Reserve Account                                                                    0.00
          Wire Funds to NationsCredit                                                                             48,092.61


Approved  by:               /s/  SUZANNE  CASTLEBERRY  ------------------------------------  Authorized  Signer


                                          [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]


February  16,  1999

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  2

Ladies  and  Gentlemen:

On  behalf  of  NationsCredit  Grantor  Trust  1997  -  2  (the  "Trust")  filed  herewith  via EDGAR is the Trust's Current
Report  on  Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned  at  (704)  386-3863.

Very  truly  yours,

/s/  SUZANNE  CASTLEBERRY  -----------------------------  Suzanne  Castleberry  Vice  President
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